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                                                                     Exhibit 4.1

   NUMBER                                                           SHARES



COMMON STOCK                  First Oak Brook                  CUSIP 335847 20 8

                              Bancshares, Inc.                    SEE REVERSE


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT


is the owner of


            Fully Paid and Nonassessable Shares of $2.00 Par Value
                          each of the Common Stock of

                       FIRST OAK BROOK BANCSHARES, INC.


    transferable only on the books of the Corporation by the holder hereof in person or by attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.


             IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.


          Dated:            [SEAL]



          /s/ William E. Navolio                           /s/ Richard M. Rieser
                  Secretary                                        President



                                              Countersigned and Registered:
                                              Oak Brook Bank (Oak Brook, IL)

                                        By:   Transfer Agent and Registrar
                                              Authorized Signature
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                       FIRST OAK BROOK BANCSHARES, INC.

     THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN FIRST OAK BROOK BANCSHARES, INC. (THE "CORPORATION") AND OAK BROOK BANK, DATED AS OF MAY 4, 1999 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE, THE CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, SHALL BECOME NULL AND VOID.

     The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions of the shares of any preferred or special class of stock which the Corporation is authorized to issue in series, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series. Such request should be made to the office of the Secretary of the Corporation at 1400 Sixteenth Street, Oak Brook, Illinois 60523.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common
TEN ENT  - as tenants by the entireties
JT TEN   - as joint tenants with right of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT - __________ Custodian __________
                      (Cust)              (Minor)

                    Under Uniform Gifts to Minors
                    Act  __________
                          (State)


Additional abbreviations may also be used though not in the above list.

_______________________________________________________________________________


For value received, _____________ hereby sell, assign and transfer unto

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Please insert social security or other identifying number of assignee


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(Please print or typewrite name and address, including zip code, of assignee)


_______________________________________________________________________________


________________________________________________________________________ Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
____________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
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                                       Notice: The signature to this assignment
                                       must correspond with the same as written upon the face of the Certificate in every particular, without alteration or enlargement of any changes whatever.